Exhibit 99.1

Investor Presentation

August 2013

Nuverra Environmental Solutions

ABOUT FORWARD-LOOKING STATEMENTS:

This presentation may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in the presentation include, without limitation forecasts of growth, revenues, and adjusted EBITDA, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Thermo Fluids Inc. and Badlands Power Fuels, LLC; whether certain markets grow as anticipated; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as the Company’s other reports filed with the United States Securities and Exchange Commission, which are available at http://www.sec.gov/ as well as the Company’s web site at http://www.nuverra.com/. As a result of the foregoing considerations and the other limitations of non-GAAP measures described elsewhere herein, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT NON-GAAP FINANCIAL MEASURES:

This presentation contains non-GAAP financial measures as defined by the rules and regulations of the SEC. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of Nuverra; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For a reconciliation of these non-GAAP financial measures to their comparable GAAP financial measures please see the Appendix to this presentation.

These non-GAAP financial measures are provided because our management uses these financial measures in maintaining and evaluating our ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Management believes that excluding items such as acquisition expenses, amortization of intangible assets and stock-based compensation, among other items that are inconsistent in amount and frequency (as with acquisition and earn-out expenses), or determined pursuant to complex formulas that incorporate factors, such as market volatility, that are beyond our control (as with stock-based compensation), for purposes of calculating these non-GAAP financial measures facilitates a more meaningful evaluation of our current operating performance and comparisons to the past and future operating performance. We believe that providing non-GAAP financial measures such as EBITDA, and Adjusted EBITDA, in addition to related GAAP financial measures, provides investors with greater transparency to the information used by our management in its financial and operational decision-making. EBITDA represents net income (loss) before interest expense, net, income tax (benefit) provision, depreciation and amortization. Adjusted EBITDA represents EBITDA as further adjusted for items that management does not consider reflective of our core operating performance. EBITDA and Adjusted EBITDA are supplemental measures of our performance and our ability to service debt that are not required by, or presented in accordance with, GAAP. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP, or as alternatives to cash flow from operating activities as measures of our liquidity. In addition, our measurements of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as a comparative measure.

Nuverra Environmental Solutions

Nuverra Environmental Solutions

Business Overview

Nuverra Environmental Solutions

Our Strategy:

Full Cycle Environmental Solutions

Solutions

Delivery

Fresh water to

drilling sites for

hydraulic fracturing

Drilling mud

Water procurement

Collection

E&P liquid waste from fracking

E&P liquid waste from ongoing production

E&P solid waste

Used oil filters

Treatment

Anti-freeze

Used motor oil into Reprocessed Fuel Oil

Oily waste water

Recycling

Used oil filters

Anti-freeze

E&P flowback water

Disposal

Liquid and solid waste

Assets

Approximately 1,300 trucks

Approximately 5,600 tanks

Approximately 200 rail cars

50 miles of freshwater delivery pipeline

50 miles of produced water collection pipeline

AWS plant – a wastewater treatment recycling facility specifically designed to treat and recycle water involved in the hydraulic fracturing process in the Marcellus Shale area

34 TFI treatment facilities – process UMO into RFO

56 liquid waste disposal wells

Solid waste landfill

Nuverra Environmental Solutions

Our National Operating Platform

Shale Solutions - provides environmental solutions for the shale oil and natural gas end market.

Industrial Solutions - provides environmental solutions for the retail, automotive and manufacturing end market.

Shale Solutions

Liquid-Rich Areas

Gas-Rich Areas

Headquarters

Facility Locations

Industrial Solutions

Coverage Area

Headquarters

Antifreeze Manufacturing

Facility Locations

Corporate Headquarters

Bakken Region

1. Bakken Shale

Marcellus / Ultica Region

2. Marcellus Shale

3. Ultra Shale

Mid-Continent Region

4. Mississippian Lima Shale

5. Barnett Shale

6. Woodford Shale

South and West Texas Region

7. Eagleford Shale

8. Permian Shale

Haynesville Region

9. Haynesville shale

Nuverra Environmental Solutions

Expanding Our Service Offering

Treatment & Recycling

Halliburton H20SM Forward Service

Allows E&P operators to treat and re-use flowback and produced water

Nuverra will be providing surface environmental solutions, including logistics and treatment

Joint customer market meeting in August with first joint frac expected to occur in late September

Delivery Collection Treatment Recycling Disposal

Disposal

Bakken Landfill Acquisition

Key component of Nuverra strategy to provide closed-loop environmental solutions – liquids and solids

Operational start date in August

Nuverra

Environmental SolutionsTM

Q4:2012 Strategic Initiatives: Mid-Year 2013 Update

Bakken now full cycle environmental platform (delivery to disposal, solids & liquids), targeting expansion to other basins

Moved rental equipment from Bakken to Eagle Ford, Mississippian & Utica – leveraging Bakken relationship in Utica

Optimized working capital by $14mm in Q2 – cash conversion cycle down 13 days

Acquired landfill in Bakken, executed Halliburton treatment initiative

New regional managers in Eagle Ford & Midcon, numerous corporate additions

Completed re-organization & cost cutting initiative, $4mm annual overhead reduction

2013 cash capex approx. $50mm, vs. 2012 combined of $167mm

The slide below appeared in our Q4:2012 quarterly conference call presentation with investors



Building Blocks of Business Transformation
Margin & ROIC Goals
Pricing Structure & Value Proposition
Best Practices Expansion
Business & Systems Integration
Expansion of Treatment / Recycle / Disposal
Optimizing Operating & Administrative Talent
Business Organization Re-Alignment
Capital Allocation Discipline
Comprehensive Business Review
Expanding Senior Management Team
Completed
In Process
2013 Initiatives

Nuverra Environmental Solutions

7

Shale Solutions

Activity Overview

Bakken

Slower than anticipated ramp in completion activity and weather issues (ice/snow in Q1; rain in Q2) constrained 1H 2013 activity

EBITDA margins have remained in the 30-35% range, and are up sequentially

Growing backlog of uncompleted (un-fracked) wells

Marcellus

Significant demand from major customer has resulted in a ramp in revenue; however, Nuverra has had to utilize a larger number of subcontractors which resulted in lower margins

Management is focused on hiring qualified drivers to convert existing revenue into increased cashflow

Eagle Ford

Execution challenges caused business operations to decline sequentially

A new management team with significant industry experience has been brought in

Haynesville

Lack of new drilling activity coupled with production decline rates has constrained growth

Early signs of increased activity and rig count within liquid rich pockets of the basin

Morgan Stanley North American Rig Count Forecast

2,000

1/28/2013

1,900

Forecast

1,800

6/24/2013

1,700

Forecast

1,600

1,500

1Q12A 2Q12A 3Q12A 4Q12A 1Q13A 2Q13E 3Q13E 4Q13E 1Q14E 2Q14E 3Q14E 4Q14E

Historical MS Forecast - 1/28/13 MS Forecast - 6/24/13

Source: Baker Hughes and Morgan Stanley Research.

North Dakota Drilling Permits Issued

3,500

3,000

2,500

2,000

1,500

1,000

500

0 2013 YTD

2013 Annualized (1)

2005 2006 2007 2008 2009 2010 2011 2012 2013

Source: North Dakota Industrial Commission, Oil and Gas Division.

(1) 2013 Annualized based on split of permits issued during the first half of the year versus the second half for the past three years.

Nuverra 8

Environmental SolutionsTM

Industry Solutions

Activity Overview

Collection volumes are stable – UMO volume collected by the company’s logistics network remains stable

Increased volumes into re-refining – with a challenging asphalt market, a larger percentage of TFI’s sales have been going to re-refineries

Delivery of RFO to re-refineries vs. local industrial end-markets has increased overall logistics costs

In addition, shortage of rail cars due to Bakken demand has further increased logistics costs

Increasing re-refinery end-market – expected build out of re-refinery capacity will continue to create a large stable base of demand for RFO; UMO sources are limited and re-refineries cannot use alternative fuels

TFI RFO Gallons Sold - Industrial vs. Re-refining

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

Oct-13

Jul-13

Apr-13

Jan-13

Oct-12

Jul-12

Apr-12

Jan-12

Oct-11

Jul-11

Apr-11

Jan-11

Re-refining

2012 Avg. Re-refining

Industrial

2013E Avg. Re-refining

2011 Avg. Re-refining

Re-refinery Capacity

Re-refining Capacity (Million Gallons)

500

450

434

410

400

350

321

300

281

253

250

200

178

150

100

50

0

2012A 1Q2013 2Q2013 3Q2013 4Q2013 1Q2014

Source: Wunderlich Securities: Used Oil Industry (January 22, 2013).

Nuverra 9

Environmental SolutionsTM

Summary Financial Profile

# of Shares ~260mm shares

Share Price $2.92 (as of close of 8/10/13)

Market Cap $759mm

Bank Debt $130mm

Senior Notes $400mm

Capital Leases $23mm

Less: Cash $10mm

TEV $1.3bn

Note: Balance sheet data as of 6/30/13.

Nuverra 10

Environmental SolutionsTM

Summary Pro Forma Combined Financial Data

Revenue

$800

$700

$600

$500

$400

$730

$679

$300

$548

$200

$100

$248

$153

$0

2009 2010 2011 2012 LTM June ‘13

Cash Capital Expenditures

$300

$250

$200

$150

$240

$100

$129

$50

$55

$69

$35

$0

2009

2010

2011

2012

LTM June ‘13

Adjusted EBITDA

$250

$200

$150

$100

$209

$173

$151

$50

$76

$37

$0

2009

2010

2011

2012

LTM June ‘13

Free Cash Flow (1)

$100

$80

$60

$40

$80

$82

$20

$2

$21

$0

-$20

2009

2010

2011

2012

LTM June ‘13

-$40

-$67

-$60

-$80

Note: Figures above are pro forma for TFI and Power Fuels transactions. (1) Free cash flow defined as EBITDA minus capital expenditures.

Nuverra 11

Environmental SolutionsTM

Nuverra

Environmental SolutionsTM

Appendix

Nuverra

Environmental Solutions

Pro Forma Combined Adjusted EBITDA

Reconciliation (Unaudited)

Twelve Months Ended,

December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 June 30, 2013

($Millions)

Net income (Loss) $ (3.7) $ 31.2 $ 92.1 $ 100.0 $ (1.7)

Depreciation 12.5 19.7 49.2 82.3 87.6

Amortization 5.1 6.0 8.9 16.6 28.1

Interest expense (income) 7.3 9.1 18.1 34.7 47.0

Income tax (benefit) (0.4) (3.1) 1.6 (57.7) (48.5)

EBITDA $ 20.8 $ 62.9 $ 169.9 $ 175.9 $ 112.5

Transaction & integration $ 0.3 $ 2.1 $ 2.6 $ 9.2 $ 7.0

A/R reserve accrual - - - 4.4 4.4

Environmental accrual - - - 1.7 2.8

Loss on disposal of assets/asset impairment - - - 8.6 8.1

Stock-based compensation 2.1 0.9 2.1 3.6 4.3

Legal fees and settlement - - - - 3.8

Restructuring charges - - - - 5.0

Other 13.4 10.4 (1.2) 6.0 3.6

Adjusted EBITDA $ 36.6 $ 76.3 $ 173.4 $ 209.4 $ 151.4

Nuverra 13

Environmental SolutionsTM